                                  EXHIBIT 21
                                  ----------
                      SUBSIDIARIES AS OF JANUARY 1, 1995



SUBSIDIARIES OF GRUBB & ELLIS COMPANY

NAME AND                                       STATE OF
--------                                       --------
TRADE NAMES (IF ANY)                           INCORPORATION
--------------------                           -------------
Adams-Cates Company                            Georgia
Axiom Real Estate Management, Inc.......       Delaware
Collective Services, Inc.                      Pennsylvania
Grubb & Ellis Asset Services Company           Delaware
Grubb & Ellis City Center, Inc.                California
Grubb & Ellis Colorado, Inc.                   California
     TRADE NAME:  Grubb & Ellis Company
Grubb & Ellis Equity Management, Inc.          Texas
Grubb & Ellis Institutional Properties,        California
Inc.
Grubb & Ellis Mortgage Services, Inc.          California
     TRADENAME:  GEMS
Grubb & Ellis New York, Inc.                   New York
     TRADE NAMES:  James Felt Realty
     Services
                              Wm. A.
     White/Grubb & Ellis
Grubb & Ellis of Nevada, Inc.                  Nevada
Grubb & Ellis of Oregon, Inc.                  Washington
Grubb & Ellis Realty Advisers, Inc.            California
Grubb & Ellis Southeast Partners, Inc.         California
G&E Investor Properties I, Inc.                California
G&E Investor Properties II, Inc.               California
G&E Investor Properties III, Inc.              California
G&E Investor Properties IV, Inc.               California
HSM Inc.                                       Texas
Leggat McCall/Grubb & Ellis, Inc.              Massachusetts
Montclair Insurance Company Ltd.               Bermuda
The Schuck Commercial Brokerage Company        Colorado
Wm. A. White/Grubb & Ellis Inc.                New York
Wm. A. White/Tishman East Inc.                 New York

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

SUBSIDIARIES OF AXIOM REAL ESTATE MANAGEMENT, INC.

NAME AND                                    STATE OF
--------                                    --------
TRADE NAMES (IF ANY)                        INCORPORATION
--------------------                        -------------
Axiom Real Estate Management of Colorado,   Colorado
Inc.
      TRADE NAME:  Axiom Real Estate
      Management, Inc

SUBSIDIARIES OF HSM INC.

NAME AND                                    STATE OF
--------                                    --------
TRADE NAMES (IF ANY)                        INCORPORATION
--------------------                        -------------
Henry S. Miller Financial Corporation       Texas
HSM Condominium Corporation                 Texas
HSM Properties, Inc.                        Texas
HSM Real Estate Securities Corporation      Texas
Miller Capital Corporation.                 Texas
Miller Real Estate Services Corporation     Texas

                                                                             129